SUPPLEMENT TO
CALVERT HIGH YIELD BOND FUND
Calvert Income Funds Prospectus (Class A, B, C and Y)
dated January 31, 2014
Calvert Income Funds Prospectus (Class I)
dated January 31, 2014
Calvert High Yield Bond Fund Summary Prospectus (Class A, C and Y)
dated January 31, 2014
Calvert High Yield Bond Fund Summary Prospectus (Class I)
dated January 31, 2014
Date of Supplement: October 31, 2014
The Board of Trustees (the “Board”) for Calvert High Yield Bond Fund (the “Fund”) has approved a change to a principal investment strategy for the Fund in order to accentuate the flexible and tactical investment approach the Fund’s investment advisor employs to address fixed-income market shifts.
The principal investment strategy currently reads as follows:
The Fund invests primarily in high-yield, high-risk bonds, with intermediate maturities, including distressed securities that are in default.
The Board approved the following revised principal investment strategy:
The Fund invests primarily in high-yield, high-risk bonds, with varying maturities, including distressed securities that are in default. The Fund’s duration and maturity will be managed tactically based on the Advisor’s outlook for the fixed-income markets.
This change will become effective on January 31, 2015 (the “Effective Date”), and new prospectuses dated on the Effective Date will replace the existing prospectuses for the Fund.